EXHIBIT 99(i)

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Lincorp Holdings, Inc. (the "Registrant") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 13, 2003, hereof (the "Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                            Lincorp Holdings, Inc.

Date: May 13, 2003                          By: /s/ Jack R. Sauer
                                                -----------------
                                                Jack R. Sauer
                                                President and
                                                Chief Executive Officer